UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 17, 2015

Commission File Number: 0-50820

First Clover Leaf Financial Corp.
(Exact name of small business issuer as specified in its charter)

Maryland	20-4797391
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

6814 Goshen Road, PO Box 540, Edwardsville, Illinois 62025
(Address of principal executive offices)

618-656-6122
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition.

On February 17, 2015, First Clover Leaf Financial Corp. reported earnings for the year ended December 31, 2014. The press release is attached as Exhibit 99.1 to this report. The information included in Exhibit 99.1 is considered to be "furnished" under the Securities Exchange Act of 1934.

Item 9.01       Financial Statements and Exhibits.

Press release dated February 17, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2015 By:	First Clover Leaf Financial Corp. /s/ Darlene F. McDonald

Name: Darlene F. McDonald
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated February 17, 2015